LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated May 17, 2019 to the Prospectus dated May 1, 2019

This Supplement updates certain information in the Summary Prospectus and Prospectus for the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the Prospectus for the Fund are as follows:

The following replaces the information related to Wellington Management under Portfolio Managers on page 5:

Wellington Management Portfolio Managers	Company Title	Experience with Fund
Mary L. Pryshlak, CFA	Senior Managing Director and Director of Global Industry Research	Since May 2018
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Since May 2018

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE